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                                                                    EXHIBIT 23.1





                          INDEPENDENT AUDITORS' CONSENT



We consent to the use in this Registration Statement of Eastbrokers International, Inc. on Form SB-2 of our report dated June 29, 1999 (which report expresses an unqualified opinion), appearing in this Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.



                                         /s/ SPICER, JEFFRIES & CO.


Denver, Colorado
July 20, 1999